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EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify that the Quarterly Report on Form 10-Q/A for the quarter ended June 24, 2005 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:  November 18, 2005                   /s/ Joseph H. Moglia
                                            -------------------------------
                                            Joseph H. Moglia
                                            Chief Executive Officer

Dated:  November 18, 2005                   /s/ John R. MacDonald
                                            -------------------------------
                                            John R. MacDonald
                                            Executive Vice President,
                                            Chief Financial Officer, Chief
                                            Administrative Officer and Treasurer